UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 21, 2012

VENOCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-123711	77-0323555
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

370 17th Street, Suite 3900 Denver, Colorado	80202-1370
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 626-8300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On March 21, 2012, DeGolyer and MacNaughton, independent engineers to Venoco, Inc. (the “Company”) issued historical summary reports concerning the Company’s reserves as of June 30, 2011 and September 30, 2011 (collectively, the “Reports”) as referenced in the Company’s proxy statement for its special meeting of stockholders. The Reports are being furnished as Exhibits 99.1 and 99.2, respectively, to this report and are incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit No.	Description

23.1	Consent of DeGolyer & MacNaughton.

99.1	Report of DeGolyer & MacNaughton Regarding the Registrant’s Reserves as of June 30, 2011 and Addendum thereto.

99.2	Report of DeGolyer & MacNaughton Regarding the Registrant’s Reserves as of September 30, 2011 and Addendum thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2012

VENOCO, INC.

	By:	/s/ Timothy M. Marquez
Name: Timothy M. Marquez
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of DeGolyer & MacNaughton.

99.1	Report of DeGolyer & MacNaughton Regarding the Registrant’s Reserves as of June 30, 2011 and Addendum thereto.

99.2	Report of DeGolyer & MacNaughton Regarding the Registrant’s Reserves as of September 30, 2011 and Addendum thereto.